Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes

Note 5. Income Taxes

On December 22, 2017,  U.S. Tax Reform was signed into law. U.S. Tax Reform included numerous changes to existing tax law, including a reduction in the federal corporate income tax rate from 35 percent to 21 percent, effective January 1, 2018. Staff Accounting Bulletin No. 118 (“SAB 118”) was issued to address the application of U.S. GAAP in situations where a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to complete the accounting for certain income tax effects of U.S. Tax Reform. December 22, 2018 marked the end of the measurement period for purposes of SAB 118. As such, we have completed our analysis based on legislative updates relating to U.S. Tax Reform currently available. We recorded an initial income tax benefit of $20 million at December 31, 2017 due to a net reduction in deferred tax liabilities resulting from the effect of remeasurement of certain deferred tax assets and liabilities based on enacted tax rates. Our accounting for U.S. Tax Reform was finalized during the fourth quarter of 2018, resulting in an immaterial adjustment to the initial income tax benefit recorded.

As previously discussed, although we were historically included in consolidated income tax returns of ServiceMaster, our income taxes prior to the Spin-off are computed and reported herein under the “separate return method.” Use of the separate return method may result in differences when the sum of the amounts allocated to stand-alone provisions are compared with amounts presented in financial statements. In that event, the related deferred tax assets and liabilities could be significantly different from those presented herein. Certain tax attributes, e.g. net operating loss carryforwards, which were reflected in ServiceMaster’s consolidated financial statements may or may not exist at the stand-alone Frontdoor level.

As of December 31, 2017, we had $4 million of tax benefits primarily reflected in federal and state tax returns that have not been recognized for financial reporting purposes (“unrecognized tax benefits”). Based on the terms of the Tax Matters Agreement between ServiceMaster and Frontdoor, the liability for these unrecognized tax benefits is not attributed to Frontdoor after the Spin-off.  As of December 31, 2017, we had $2 million of unrecognized tax benefits that would impact the effective tax rate if recognized.

The table below summarizes the changes in gross unrecognized tax benefits for the years ended December 31, 2018 and 2017:

(In millions)	Total
Balance as of December 31, 2016	$2
Increases in tax positions for current year	2
Balance as of December 31, 2017	4
Increases in tax positions for current year	2
Decrease due to Spin-off	(6)
Balance as of December 31, 2018	$—

We are subject to taxation in the United States and various states.  Pursuant to the terms of the Tax Matters Agreement, we are not subject to federal examination by the Internal Revenue Service or examination by state taxing authorities where a unitary or combined state income tax return is filed for the years prior to 2018.  We are not subject to state and local income tax examinations by tax authorities in jurisdictions where separate income tax returns are filed for the years prior to 2008.

All of our income before income taxes for the years ended December 31, 2018, 2017 and 2016 was generated in the United States.

The reconciliation of income tax computed at the U.S. federal statutory tax rate to our effective income tax rate is as follows:

	Year Ended
	December 31,
	2018	2017	2016
Tax at U.S. federal statutory rate	21.0%	35.0%	35.0%
State and local income taxes, net of U.S. federal benefit	2.5	1.5	2.1
Other permanent items	0.5	2.1	0.6
Excess tax benefits from stock-based compensation	(0.1)	(2.5)	(1.1)
Transaction costs	1.2	—	—
U.S. Tax Reform rate change(1)	—	(8.9)	—
Effective rate	25.1%	27.2%	36.6%

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(1)

Deferred income taxes on our balance sheet at December 31, 2017 were remeasured for the change in the U.S. income tax rate through income tax expense (see discussion on U.S. Tax Reform). This one-time beneficial rate change adjustment for $20 million includes $1 million in state income tax expense.

Income tax expense is as follows:

	Year Ended
	December 31,
(In millions )	2018	2017	2016
Current:
U.S. federal	$29	$71	$63
State and local	6	7	7
	35	78	70
Deferred:
U.S. federal	7	(20)	1
State and local	—	1	—
	7	(19)	1
Provision for income taxes	$42	$60	$71

Deferred income tax expense results from timing differences in the recognition of income and expense for income tax and financial reporting purposes.  Deferred income tax balances reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes.  Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.  The valuation allowance for deferred tax assets as of December 31, 2018 and 2017 was $1 million and less than $1 million, respectively.  The net change in the total valuation allowance for the year ended December 31, 2018 was an increase of $1 million.

Significant components of our deferred tax balances are as follows:

	As of
	December 31,
(In millions)	2018	2017
Long-term deferred tax assets (liabilities):
Intangible assets(1)	$(34)	$(37)
Property and equipment	(6)	(2)
Prepaid expenses and deferred customer acquisition costs	(6)	(5)
Claims and related expenses	—	1
Accrued liabilities	2	2
Other long-term obligations	1	3
Tenant improvements	1	—
Deferred interest expense	4	—
Net operating loss and tax credit carryforwards(2)	—	1
Less valuation allowance	(1)	—
Net Long-term deferred tax liability	$(39)	$(38)

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(1)

The deferred tax liability relates primarily to the difference in the tax versus book basis of intangible assets. We had $42 million and $40 million of deferred tax liability included in this net deferred tax liability as of December 31, 2018 and 2017, respectively, that will not actually be paid unless certain of our business units are sold.

(2)	Primarily represents state credit carryforwards. We have no remaining state credit carryforwards as of December 31, 2018.